SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K/A
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                           May 7, 2001 (June 20, 2000)


                            Empire Energy Corporation
                            -------------------------
             (Exact Name of Registrant as specified in its charter)

            Utah                         1-10077                 87-0401761
            ----                         -------                 ----------
(State or other jurisdiction)   (Commission file number)   (IRS Employer ID No.)

                       7500 College Boulevard, Suite 1215
                           Overland Park, Kansas 66210
                           ---------------------------
               (address of principal executive offices) (zip code)


                                 (913) 469-5615
                                 --------------
                         (Registrant's telephone number,
                              including area code)

Item 2. Acquisition or Disposition of Assets


On June 20, 2000, Empire acquired 71.43% of the outstanding common stock of One E Group, Inc. in exchange for 846,675 shares of newly issued Empire common stock and warrants to purchase eleven million shares of the Company's common stock at a price of $3.00 per share. The market value of the common stock issued by Empire was determined to be $2,116,688 based on the market closing price of $2.50 per share on the date of the acquisition. The fair value of the warrants was determined to be $11,500,000 according to the Black-Scholes Option Pricing Model, assuming a weighted average risk=free interest rate of 8.5%, expected future volatility of 118.46% and no expected dividend yield. The warrants expire June 30, 2001 and are callable at $.001 per share if not exercised within sixty days after the Company's common stock trades at $5.55 for 30 consecutive days. Fair values of the operating assets and assumed liabilities were determined to be similar to their book values. This acquisition will be accounted for as a purchase. It is a step to broaden the Company's businesses from its dependency on the natural resources industry.



Item 7. Financial Statements and Exhibits.

(a) Financial Statements


Financial statements of One E Group, Inc. were previously filed.


(b) Pro forma Financial Statements

Pro forma financial information of Registrant and One E Group, Inc. are filed herewith.

(c) Exhibits


2.04 Asset acquisition agreement previously filed.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned duly authorized officer.

Empire Energy Corporation
(Registrant)


Dated: May 7, 2001                      By: /s/ Norman L. Peterson
---------------------                      --------------------------
                                                Norman L. Peterson, Chairman

                            EMPIRE ENERGY CORPORATION
         UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS


Attached are the historical audited financial statements of One E Group, Inc.
(OEG) for the acquisition of 71.43% of the outstanding common stock of OEG by Empire Energy Corporation ("Empire") (a development stage company). The unaudited pro forma consolidated condensed financial statements have been prepared utilizing the historical financial statements of Empire. The unaudited pro forma consolidated condensed financial statements should be read in conjunction with the historical financial statements of Empire on Form 10-KSB/A and the previously filed historical financial statements of OEG.

The following unaudited pro forma consolidated condensed statements of operations for the year ended December 31, 1999 and for the three months ended March 31, 2000 and the unaudited pro forma consolidated condensed balance sheet as of March 31, 2000 give effect to the acquisition of the majority of the stock of OEG, including the related pro forma adjustments described in the notes thereto. The unaudited pro forma consolidated condensed statements of operations for the year ended December 31, 1999 and the three months ended March 31, 2000 give effect to the acquisition by Empire as if the acquisition, accounted for as a purchase, had occurred on January 1, 1999 for the year ended December 31, 1999 and January 1, 2000 for the three months ended March 31, 2000. The unaudited pro forma consolidated condensed balance sheet as of March 31, 2000 gives effect to the acquisition as if it had occurred on March 31, 2000. The pro forma financial statements reflect the preliminary allocation of the purchase price. The purchase price will be finalized upon the completion of management's review and resolution of the purchase contingencies.

The unaudited pro forma consolidated condensed financial statements may not be indicative of the results that actually would have occurred if the acquisition had been effective on the date indicated or which may be obtained in the future.


EMPIRE ENERGY CORPORATION
  (A DEVELOPMENT STAGE COMPANY)
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET

------------------------------------------------------------------------------------------------


                 ASSETS
                 ------

                                                                                      Unaudited
                                     Historical March 31, 2000        One E Group     Pro Forma
                                     --------------------------        Pro Forma      March 31,
                                       Empire       One E Group       Adjustments       2000
                                     -----------    -----------       -----------    -----------
CURRENT ASSETS
   Cash                              $   126,723    $   164,160       $      --      $   290,883
   Accounts receivable, net               57,773         39,085              --           96,858
   Prepaids and deposits                  18,500         47,396              --           65,896
                                     -----------    -----------       -----------    -----------

TOTAL CURRENT ASSETS                     202,996        250,641              --          453,637

PROPERTY AND EQUIPMENT, NET                8,462         95,146              --          103,608

OIL AND GAS PROPERTIES, NET                 --             --                --             --



OTHER ASSETS:
  Marketable securities                     --             --                --             --
  Goodwill                                  --             --   (b)    13,203,833     13,203,833
  Receivables - related party            101,675        327,717              --          429,392
                                     -----------    -----------       -----------    -----------

TOTAL ASSETS                         $   313,133    $   673,504       $13,203,833    $14,190,470
                                     ===========    ===========       ===========    ===========

               LIABILITIES
               -----------

CURRENT LIABILITIES
   Accounts payable and accrued
      expenses                       $    17,745    $    25,712       $      --      $    43,457
   Capital leases                           --           29,807              --           29,807
   Notes payable - related parties         8,500         40,000              --           48,500
   Convertible debentures                 25,000           --                --           25,000
                                     -----------    -----------       -----------    -----------

TOTAL CURRENT LIABILITIES                 51,245         95,519              --          146,764
                                     -----------    -----------       -----------    -----------

MINORITY INTERESTS                          --             --   (b)       165,130        165,130

          STOCKHOLDERS' EQUITY
          --------------------

STOCKHOLDERS' EQUITY
   Common stock                           12,140          1,050 (a)        (1,050)        12,987
                                                                (b)           847
   Additional paid-in-capital          4,473,426        909,900 (a)      (909,900)    18,089,267
                                                                (b)    13,615,841
   Previous accumulated deficit       (1,867,999)          --                --       (1,867,999)
   Accumulated deficit                (2,355,679)      (332,965)(a)       332,965     (2,355,679)
                                     -----------    -----------       -----------    -----------

TOTAL STOCKHOLDERS' EQUITY               261,888        577,985        13,038,703      13,878,576
                                     -----------    -----------       -----------    -----------

TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY              $   313,133    $   673,504       $13,203,833    $ 14,190,470
                                     ===========    ===========       ===========    ===========


          See notes to unaudited pro forma consolidated condensed financial statements.

                                               F-2

EMPIRE ENERGY CORPORATION
  (A DEVELOPMENT STAGE COMPANY)
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
----------------------------------------------------------------------------------------------------------


                                                        For the Year Ended December 31, 1999
                                           ---------------------------------------------------------------
                                                                              One E Group
                                                                               Pro Forma       Unaudited
                                              Empire       One E Group        Adjustments      Pro Forma
                                           ------------    ------------       ------------    ------------
OIL AND GAS SALES                          $     69,401                       $       --      $     69,401

EXPENSES
   Lease operating                                1,100            --                 --             1,100
   Depreciation, depletion, amortization
      and impairment                             90,802           4,396 (c)      2,640,767       2,735,965
   Interest, net                                 76,750         (10,249)              --            66,501
   General and administrative                   744,431         183,512               --           927,943
                                           ------------    ------------       ------------    ------------

TOTAL EXPENSES                                  913,083         177,659          2,640,767       3,731,509
                                           ------------    ------------       ------------    ------------

OPERATING LOSS                                 (843,682)       (177,659)        (2,640,767)     (3,662,108)

Provision for income taxes                         --              --                 --              --
                                           ------------    ------------       ------------    ------------

   Net Loss                                $   (843,682)   $   (177,659)      $ (2,640,767)   $ (3,662,108)
                                           ============    ============       ============    ============

Net loss per common share                                                                     $      (0.31)
                                                                                              ============

Weighted Average Shares Outstanding                                                             11,729,460
                                                                                              ============



             See notes to unaudited pro forma consolidated condensed financial statements.

                                                F-3

EMPIRE ENERGY CORPORATION
  (A DEVELOPMENT STAGE COMPANY)
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
----------------------------------------------------------------------------------------------------------


                                                      For the Three Months Ended March 31, 2000
                                           ---------------------------------------------------------------
                                                                              One E Group
                                                                               Pro Forma       Unaudited
                                              Empire      One E Group         Adjustments      Pro Forma
                                           ------------    ------------       ------------    ------------

OIL AND GAS SALES                          $    122,053    $       --         $       --      $    122,053
COMPUTER SERVICES REVENUE                          --            44,770               --            44,770

EXPENSES
   Lease operating                                2,032            --                 --             2,032
   Cost of sales                                   --             6,751               --             6,751
   Depreciation, depletion, amortization
      and impairment                          1,682,822           3,324 (c)        660,192       2,346,338
   Interest, net                                  6,700          (9,516)              --            (2,816)
   General and administrative                   134,529         199,516               --           334,045
                                           ------------    ------------       ------------    ------------

TOTAL EXPENSES                                1,826,083         200,075            660,192       2,686,350
                                           ------------    ------------       ------------    ------------

OPERATING LOSS                               (1,704,030)       (155,305)          (660,192)     (2,519,527)

Provision for income taxes                         --              --                 --              --
                                           ------------    ------------       ------------    ------------

   Net Loss                                $ (1,704,030)   $   (155,305)      $   (660,192)   $ (2,519,527)
                                           ============    ============       ============    ============

Loss Per Share:
Net loss per common share                                                                     $      (0.20)
                                                                                              ============

Weighted Average Shares Outstanding                                                             12,331,733
                                                                                              ============



              See notes to unaudited pro forma consolidated condensed financial statements.

                                                   F-4

                            EMPIRE ENERGY CORPORATION
    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS


Acquisition of Investment in One E Group

On June 20, 2000, Empire acquired 71.43% of the outstanding common stock of One E Group, Inc. in exchange for 846,675 shares of newly issued Empire common stock and warrants to purchase 11,000,000 shares of the Company's common stock at $3.00 per share.

The market value of the common stock issued by Empire was determined to be $2,116,688 based on the closing price of $2.50 per share on the date of the acquisition. The fair value of the warrants was determined to be $11,500,000 according to the Black-Scholes Option Pricing Model, assuming a weighted average risk-free interest rate of 8.5%, expected future volatility of 118.46% and no expected dividend yield.The warrants expire June 30, 2001 and are callable at $.001 per share if not exercised within sixty days after the Company's common stock trades at $5.55 for 30 consecutive days. Fair values of the operating assets and assumed liabilities were determined to be similar to their book values so the excess of the combined fair value of the common stock and warrants issued over the net fair value of the assets acquired was recorded as goodwill and will be amortized over five years.

Subsequent to completing this acquisition, management was required to reevaluate the goodwill recorded in the transaction with the company lost the services of key personnel and lost key contracts and decided to discontinue operations. As a result of this reevaluation, the goodwill was determined to be impaired and the unamortized balance was charged to operations. This charge is not included in the pro forma condensed income statements because the impairment of the goodwill is a non-recurring charge that is unrelated to the purchase acquisition and is not reflective of expected future operations.

In connection with the acquisition of One E Group, the Company received a note receivable of $252,702 which was due from Talisman Marketing, Inc., and was assumed by a subsidiary of Empire when assets of Talisman were acquired on April 11, 2000. Therefore, in the future, the note receivable and payable will eliminate upon consolidation.

The unaudited pro forma adjustments are as follows:

     a.   To eliminate the equity of One E Group upon purchase.

     b. To record the issuance of common stock and warrants to purchase 71.43% of the outstanding common stock of OEG under the purchase method:

          Net assets acquired at fair value:
            Current assets                                   $   250,641
            Property and equipment                                95,146
            Other assets                                         327,717
            Goodwill                                          13,203,833
            Minority interests                                  (165,130)
            Liabilities                                          (95,519)
                                                             -----------

                                                             $13,616,688
                                                             ===========

          Consideration comprised of 846,675 common shares
            of Empire at $2.50 per share                     $ 2,116,688
          Fair value of warrants                              11,500,000
                                                             -----------
                                                             $13,616,688
                                                             ===========


     c. To record and charge against operations the amortization of the excess of the fair value of the common stock issued over the fair value of the net assets acquired using an expected life of five years.

                            EMPIRE ENERGY CORPORATION
    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS


Earnings per share:

The following is a reconciliation of historical to pro forma weighted average shares outstanding:

                                           Year Ended         Three Months Ended
                                        December 31, 1999       March 31, 2000
                                        -----------------       --------------

     Historical                             10,882,785            11,485,058

     Shares issued to acquire
     One E Group (assumed to
     be at beginning of period)                846,675               846,675
                                            ----------            ----------

     Pro forma                              11,729,460            12,331,733
                                            ==========            ==========

Basic earnings per share of common stock was computed by dividing loss applicable to common stockholders, by the weighted average number of common shares outstanding for the year. Diluted loss per share is not presented because all potential common shares are anti-dilutive.


                                      F-6